Regency Energy Partners LP
Third-Quarter Earnings Release
November 8, 2012







Forward-Looking Statements and Other Disclaimers

This presentation includes "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give any assurance that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include: volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for Regency Energy Partners LP (Partnership) as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking statements.

These and other risks, and uncertainties are discussed in more detail in filings made by the Partnership with the Securities and Exchange Commission, which are available to the public. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

We also use non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to our GAAP financial statements are included in the Appendix. These non-GAAP measures should not be considered as a substitute for GAAP financial measures.

Second-Quarter Performance

- Comparing the third quarter of 2012 to the third quarter of 2011, adjusted EBITDA increased to $114 million from $112 million, driven by volume growth in the gathering and processing segment, partially offset by higher operations and maintenance expenses

Adjusted EBITDA[1]



$ in millions
$140
$120
$100
$80
$60
$40
$20
$0
$112
$115
$134
$115
$114
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012

1 Includes our proportionate share of each joint venture's adjusted EBITDA

Gathering and Processing Segment

- Throughput increased 13% from the third quarter of 2011 to the third quarter of 2012, primarily driven by volume growth in south and west Texas and north Louisiana
- NGL gross production increased approximately 4% from the third quarter of 2011 to the third quarter of 2012



Adjusted Segment Margin
Segment Margin ($ in millions)
$72
$70
$68
$66
$64
$62
$60
$58
$65
$64
$70
$65
$68
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012



Throughput and NGL Gross Production
Throughput MMBtu/d (000's)
1,500
1,300
1,100
900
700
500
1,293
1,350
1,387
1,380
1,461
35
36
38
37
36
60
50
40
30
20
10
0
NGL Gross Production (Bbls/d (000's)
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Gathering & Processing Throughput
NGL Gross Production

Joint Ventures Segment

- Adjusted EBITDA for the Joint Ventures segment decreased 3% from the third quarter of 2011 to the third quarter of 2012

Joint Ventures Segment Adjusted EBITDA[1]



$ in millions
$60
$50
$40
$30
$20
$10
$0
$56
$58
$57
$59
$54
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Haynesville JV
MEP JV 2
Lone Star JV

1 Includes Regency's proportionate ownership share of adjusted EBITDA
2 Regency increased its ownership interest in MEP by 0.01% to 50% during the third quarter of 2011

Contract Compression Segment

- Increased producer activity in liquids-rich plays is beginning to overcome horsepower declines in dry-gas regions



Segment Margin
Segment Margin ($ in millions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$3
$4
$4
$4
$4
$35
$35
$35
$34
$35
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
External
Intercompany



Revenue Generating Horsepower
Horsepower (in thousands)
1,000
900
800
700
600
500
400
300
200
100
0
67
69
82
86
88
769
777
761
739
785
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
External
Intercompany

Contract Treating Segment

- Beginning to benefit from shifting focus to liquids-rich plays


Revenue Generating GPM
4,000
3,500
3,000
2,500
2,000
Revenue Generating GPM
3,468
3,465
3,370
3,773
3,910
$7
$8
$8
$7
$8
$16
$14
$12
$10
$8
$6
$4
$2
$0
Segment Margin ($ in millions)
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Revenue Generating GPM
Segment Margin

Liquidity Position

- In October, issued $700 million of Senior Notes due in 2023 at 5.50% and used proceeds to pay down revolving credit facility

Capitalization			
($ in millions)	**12/31/2011**	**9/30/2012**	**Pro-forma for Notes Offering**
Cash	$1	$36	$36
Long-Term Debt			
Revolving Credit Facility	$332	$695	$5
Senior Notes Due 2016	255	165	165
Senior Notes Due 2018	600	600	600
Senior Notes Due 2021	500	500	500
Senior Notes Due 2023	-	-	700
Total Long-Term Debt	**$1,687**	**$1,960**	**$1,970**
Series A Preferred Units	$71	$73	$73
Partners' Capital[1]	$3,498	$3,628	$3,628
Noncontrolling Interest	33	58	58
Total Capitalization	**$5,289**	**$5,719**	**$5,729**

Over $1.1 billion of available capacity on revolver pro forma for Notes offering

1 Includes common units, general partner interest and accumulated other comprehensive income (loss)

Maintain Stable Cash Flows: Business Mix

- Focus on maintaining over 80% fee-based margins

Adjusted Total Segment Margin



FY 2009
FY 2010
FY 2011
FY 2012E
2%
27%
71%
3%
21%
76%
6%
11%
83%
9%
8%
83%
Fee-based
Hedged Commodity
Un-hedged Commodity

Q&A



Appendix



Maintain Stable Cash Flows: DCF Sensitivities

DCF Sensitivity to Commodity Price Changes - 2012[1]

Change in WTI Price ($/Bbl)

Change in Natural Gas Price ($/MMbtu)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (1.7)M	$ (1.2)M	$ (0.7)M
Flat	$ (0.5)M	$ 0	$0.5M
Increase $1.00	$ 0.7M	$1.2M	$ 1.7M

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $0.5 million change in Regency's forecasted 2012 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $1.2 million change in Regency's forecasted 2012 DCF
- $0.05/lb change in the price of olefins (ethylene & propylene) would result in a $0.5 million change in 2012 DCF

1 Sensitivities are for the balance of 2012

Maintain Stable Cash Flows: Comprehensive Hedging Program

- Utilize a comprehensive hedging program to mitigate exposure



C2 to C4 Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
62%
84%
58%
55%
60%
46%
4%
4%
4%
4%
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Equity Production
Hedge Volume



C5+/Condensate Equity Production vs. Hedged
Bbl/d
1,000
800
600
400
200
-
81%
71%
64%
64%
66%
66%
17%
17%
17%
17%
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Equity Production
Hedge Volume



Natural Gas Production vs. Hedged
MMBtu/d
25,000
20,000
15,000
10,000
5,000
-
38%
35%
46%
43%
40%
43%
19%
19%
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Equity Production
Hedge Volume

- For 2012, approximately 17% of Regency's segment margin is currently subject to commodity exposure, of which approximately 8% is hedged

Maintain Stable Cash Flows: Comprehensive Hedging Program

REGENCY ENERGY PARTNERS

Executed Hedges by Product[1]						
	2012		2013		2014	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Ethane Swaps	762	$0.47			-	-
Ethane Puts[2,3]	302	$0.67			-	-
Propane	803	$1.14	218	$0.97	-	-
Normal Butane	483	$1.54	303	$1.62	125	$1.54
Natural Gasoline	245	$2.01	20	$2.27	-	-
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	638	$92.47	775	$99.80	201	$98.17
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas[3]	6,000	$5.03	12,000	$3.67	2,000	$3.93

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon
[1] As of October 25, 2012
[2] Approximately 9.25¢/gallon and 9.875¢/gallon were spent respectively for Q3 2012 and Q4 2012 in Ethane Put Option premiums
[3] 3,000 MMBtu/d have been internally allocated to ethane, creating a synthetic put on approximately 1,000 BBls/d

Non-GAAP Reconciliation

	Three Months Ended				
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
	($ in thousands)				
Net (loss) income	$ (1,454)	$ 29,327	$ 28,900	$ 13,628	$ 30,849
Add (deduct):					
Interest expense, net	28,567	27,934	29,557	28,926	28,852
Depreciation and amortization	45,881	45,132	51,506	45,989	41,956
Income tax expense (benefit)	-	38	51	484	(89)
EBITDA (1)	$ 72,994	$ 102,431	$ 110,014	$ 89,027	$ 101,568
Add (deduct):					
Non-cash (gain) loss from commodity and embedded derivatives	7,327	(21,862)	(2,115)	2,230	(15,056)
Unit-based compensation expenses	1,176	1,005	1,289	923	891
Loss (gain) on asset sales, net	(42)	1,548	36	(2,422)	(131)
Loss on debt refinancing, net	-	7,820	-	-	-
Income from unconsolidated affiliates	(21,055)	(34,185)	(31,958)	(32,619)	(30,946)
Partnership's ownership interest in unconsolidated affiliates' adjusted EBITDA (2)(3)(4)(5)	54,201	59,163	57,218	57,572	56,128
Other expense, net	(379)	(649)	(434)	189	(178)
Adjusted EBITDA	$ 114,222	$ 115,271	$ 134,050	$ 114,900	$ 112,276

(1) Earnings before interest, taxes, depreciation and amortization

(2) 100% of Haynesville Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

Net income Haynesville Joint Venture	$ 6,520	$ 26,222	$ 22,622	$ 24,483	$ 24,282
Add (deduct):					
Depreciation and amortization	9,152	9,108	9,094	9,084	9,100
Interest expense, net	457	460	480	463	395
Impairment of property, plant and equipment	14,114	-	-	-	-
Other expense, net	1,285	-	-	-	5
Haynesville Joint Venture's Adjusted EBITDA	$ 31,528	$ 35,790	$ 32,196	$ 34,030	$ 33,782
Ownership interest	0.00%	49.99%	49.99%	49.99%	49.99%
Partnership's interest in Haynesville Joint Venture's Adjusted EBITDA	$ 15,761	$ 17,891	$ 16,095	$ 17,012	$ 16,885

(3) 100% of MEP Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

Net income MEP Joint Venture	$ 20,735	$ 20,377	$ 21,494	$ 22,655	$ 21,998
Add:					
Depreciation and amortization	17,354	17,357	17,364	17,362	17,401
Interest expense, net	12,816	12,899	12,894	12,892	12,855
Other income	(4)	-	-	-	-
MEP Joint Venture's Adjusted EBITDA	$ 50,901	$ 50,633	$ 51,752	$ 52,909	$ 52,254
Ownership interest	0%	50%	50%	50%	50%
Partnership's interest in MEP Joint Venture's Adjusted EBITDA	$ 25,450	$ 25,317	$ 25,876	$ 26,455	$ 26,091

(4) 100% of Lone Star Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

Net income Lone Star Joint Venture	$ 30,611	$ 41,220	$ 37,881	$ 35,049	$ 30,952
Add (deduct):					
Depreciation and amortization	12,832	12,635	12,270	12,205	12,904
Other (income) expense, net	36	(673)	673	(237)	(16)
Lone Star Joint Venture's Adjusted EBITDA	$ 43,479	$ 53,182	$ 50,824	$ 47,017	$ 43,840
Ownership interest	0%	30%	30%	30%	30%
Partnership's interest in Lone Star Joint Venture's Adjusted EBITDA	$ 13,045	$ 15,954	$ 15,247	$ 14,105	$ 13,152

We acquired a 30% interest in Lone Star Joint Venture in May 2011.

(5) 100% of Ranch Joint Venture's Adjusted EBITDA and the Partnership's interest are calculated as follows:

Net loss Ranch Joint Venture	$ (880)	$ (51)	$ -	$ -	$ -
Add (deduct):					
Depreciation and amortization	713	55	-	-	-
Ranch Joint Venture's Adjusted EBITDA	$ (167)	$ 4	$ -	$ -	$ -
Ownership interest	0%	33%	33%	33%	33%
Partnership's interest in Ranch Joint Venture's Adjusted EBITDA	$ (55)	$ 1	$ -	$ -	$ -

We acquired a 33.33% interest in Ranch Joint Venture in December 2011.

Non-GAAP Reconciliation

	Three Months Ended				
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
	($ in thousands)				
Net income	$ (1,454)	$ 29,327	$ 28,900	$ 13,628	$ 30,849
Add (deduct):					
Operation and maintenance	41,275	38,992	40,981	42,025	37,950
General and administrative	14,935	16,476	15,695	13,510	17,350
Loss (gain) on asset sales, net	(42)	1,548	36	(2,422)	(131)
Depreciation and amortization	45,881	45,132	51,506	45,989	41,956
Income from unconsolidated affiliates	(21,055)	(34,185)	(31,958)	(32,619)	(30,946)
Interest expense, net	28,567	27,934	29,557	28,926	28,852
Loss on debt refinancing, net	-	7,820	-	-	-
Other income and deductions, net	(1,106)	(7,921)	(16,522)	2,796	(15,050)
Income tax expense (benefit)	-	38	51	484	(89)
Total Segment Margin	**107,001**	**125,161**	**118,246**	**112,317**	**110,741**
Non-cash (gain) loss from commodity derivatives	8,877	(13,953)	(1,619)	(551)	174
Adjusted Total Segment Margin	**$ 115,878**	**$ 111,208**	**$ 116,627**	**$ 111,766**	**$ 110,915**
Gathering and Processing Segment Margin	**$ 59,392**	**$ 79,416**	**$ 71,335**	**$ 64,452**	**$ 64,716**
Non-cash (gain) loss from commodity derivatives	8,877	(13,953)	(1,619)	(551)	174
Adjusted Gathering and Processing Segment Margin	**68,269**	**65,463**	**69,716**	**63,901**	**64,890**
Contract Compression Segment Margin	**39,380**	**38,015**	**38,986**	**39,203**	**37,957**
Contract Treating Segment Margin	**8,115**	**7,241**	**7,883**	**7,862**	**6,642**
Corporate & Others Segment Margin	**5,459**	**5,497**	**4,648**	**4,702**	**4,767**
Inter-segment Eliminations	**(5,345)**	**(5,008)**	**(4,606)**	**(3,902)**	**(3,341)**
Adjusted Total Segment Margin	**$ 115,878**	**$ 111,208**	**$ 116,627**	**$ 111,766**	**$ 110,915**